Exhibit 99.1

William Blair 25th Annual Growth Stock Conference June 23, 2005 NASDAQ: AFFM

Forward-Looking Statements Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the Company's business, and the other matters referred to above include, but are not limited to: 1) general volatility of the non-standard personal automobile and reinsurance markets; 2) claims experience; 3) severe weather conditions; 4) changes in business strategy; 5) availability, terms and deployment of capital; 6) the degree and nature of competitor product and pricing activity; 7) changes in the non-standard personal automobile insurance industry, interest rates or the general economy; 8) identification and integration of potential acquisitions; and 9) the loss of one or more members of the Company's management team.

Overview of Affirmative Insurance Focused provider of personal non-standard automobile insurance Target 11 states representing 50% of overall market Two insurance companies licensed in 32 states with $133.8 million of policyholders surplus Differentiated and advantaged approach to marketing Five established retail brands with 183 stores in six states 42 franchise locations Approximately 2,700 independent agencies through our underwriting agencies Approximately 1,800 independent agencies through four ongoing unaffiliated underwriting agencies

$34.1 billion non-standard personal auto insurance market Strong industry fundamentals Highly fragmented market with Affirmative market share less than 2% Attractive Industry Dynamics 1995 2003 East 104.2 155 1995 2003 East 0.162 0.22 Growth in Personal Auto Lines Non-Standard as a % of Personal Auto Lines Substantial Opportunity for Growth (in billions) Source: A.M. Best Source: A.M. Best

The Typical Non-Standard Customer Lack of prior insurance Limited financial resources Need for flexible payment plans Purchase minimum coverage Young drivers Bad drivers However, 70% of Our Customers Have Clean Driving Records

Implications for Non-Standard Insurers Requirements for Success Customer Characteristics Higher loss costs More fraudulent claims Higher frequency of payments and policy changes Higher churn, shorter duration Higher premium per exposure More rigorous claims processes and fraud detection More efficient processes and procedures Higher transaction fees

Experienced Management Team Senior Vice President - Claims Thomas Mangold 25 Sean McPadden Executive Vice President - Underwriting 18 Katherine Nolan Executive Vice President - Administration 15 Timothy Bienek Executive Vice President - Chief Financial Officer 22 George Daly Senior Vice President - Retail 19 Wilson Wheeler 25 Name Position Years Insurance Experience Chairman - Chief Executive Officer

Return on Equity Focused Culture Fundamental focus of business model and operating strategies Permeates all levels of the organization Incentive compensation plans tied to bottom line results Target return on equity in the mid-teens Return on average equity 15.3% annualized for Q1 2005 15.3% for fiscal year 2004

Flexible Operating Model Operate as an integrated unit to capture: Fee income Commissions Underwriting profits Investment Income Operate with third-parties on an unbundled basis to: Maximize penetration Leverage developed infrastructure / capabilities Capture incremental fee income Maximizes Sales and Profitability Throughout Market Cycles Unaffiliated Unaffiliated Owned Underwriting Agencies 4500 Independent Agencies 183 Company & 42 Franchise Agencies Our Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies

Unaffiliated Owned Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies Market Sensitive Strategy When the market is "hard" Seek to capture a larger share of the Total Controlled Premium when the underwriting margins are most attractive Unaffiliated 183 Company & 42 Franchise Agencies Our Underwriting Agencies 4500 Independent Agencies

Unaffiliated Unaffiliated Owned Underwriting Agencies Our Insurance Companies Market Sensitive Strategy When the market is "soft" Will reduce our share of the Total Controlled Premium in favor of increased commission and fee revenues from third parties Underwriting Agencies Insurance Companies 183 Company & 42 Franchise Agencies Our Underwriting Agencies 4500 Independent Agencies

Our Retail Stores Independent Agencies Through Our Underwriting Agencies Independent Agencies Through Unaffiliated Underwriting Agencies East 41 47.1 25.1 Multiple Distribution Channels $113.2 million in Total Controlled Premium for Q1 2005 ($407.3 million for FY 2004) 36% 42% 22%

Company Retail Channel Non-Standard Auto Premiums 140 Retail locations Channel produced approximately $43 million in non-standard premiums 12% 88% 23% 77% Q1 2005 Q1 2004 183 Retail locations Channel produced approximately $53 million in non-standard premiums, approximately 23% more than in 2004 Competitive Competitive Affiliated

Targeted Geographic Focus 11 States Represent Over 50% of Overall Market Solely through unaffiliated underwriting agencies Solely through independent agencies Through our retail stores and independent agencies

Broad Reach in Targeted Markets Geographically diverse in leading, growing non-standard markets Total Controlled Premium, 3 months ended March 31, 2005 TX 31.3% IL 22.5% CA 14.2% FL 6.6% IN 6.9% AL 6.6% SC 5.6% UT 2.9% NM 3.2% MO 1.7% GA 0.2%

Strong Retail Branding 183 stores in six states Operate under five well-established retail brands Illinois Indiana Missouri Texas South Carolina Missouri Florida

Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding

Our Growth Strategy Continue to grow organically through: Increasing sales through our existing retail stores Opening new retail stores Franchising retail operations Developing and increasing our independent agency relationships Expanding and establishing relationships with unaffiliated insurance companies and underwriting agencies Making selective acquisitions

Q1 Highlights Another quarter of increasing earnings and strong revenue growth Retained 92% of Total Controlled Premium; expect to retain 95% in 2005 Total Controlled Premium declined 5% from prior year as competition in Independent Agency and Unaffiliated Underwriting Agency channels increased However, Retail channel Total Controlled Premium increased approximately 9% on organic and acquisition growth Favorable loss development in quarter - $2.8 million

Recent Events Change in Vesta's ownership of Affirmative stock Two million shares repurchased by Affirmative, closed on June 1st Definitive agreement to sell approximately 5.2 million shares to an entity formed by DSC Advisors, L.L.C. and J.C. Flowers I LP disclosed on June 15th in 13D/A filing Announced definitive agreement to acquire assets of Michigan underwriting agency on June 20th

Historical Results of Operations Total Revenues 2001 2002 2003 2004 Q1 2004 Q1 2005 East -2.45 13.715 19.057 24.4 7.3 8 Net Income 2001 2002 2003 2004 Q1 2004 Q1 2005 Actual 8.4 85.4 104 288.7 72.2 87.1 (in millions) (in millions)

Key Operating Metrics Q1 2004 Q1 2005 Loss Ratio 0.584 0.595 Expense Ratio 0.348 0.352 Insurance Segment Combined Ratio Expense Ratio Loss Ratio 93.2% Agency Segment Pretax Operating Margin 2002 2003 2004 Q1 2004 Q1 2005 Agency Segment 0.093 0.143 0.158 0.19 0.172 94.7%

Potential for Significant Income Recapture 2004 Net Premiums Written 215.3 Total Controlled Premiums 192 Our Net Premiums Written (in millions) Opportunity for Recapture of Underwriting Income In 2005 we expect to capture approximately 95% of Total Controlled Premium Total Controlled Premium $407.3 52.9% Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Agency Segment 0.39 0.433 0.673 0.65 0.92 Ratio of Net Premiums Written to Total Controlled Premium 2004 Total Controlled Premium

High Quality Investment Portfolio Conservative investment philosophy Average duration of 3.7 years Average quality AA+ US Treasury MBS/ABS Municipal Corporate 5253 16281 113423 23909 $158.9 million Investment Portfolio at March 31, 2005

Capitalization Actual 3/31/05 Notes payable Total shareholders' equity Total capitalization (GAAP, in millions) $ 30.9 211.6 $ 242.5 Debt to total capitalization ratio $ 56.7 183.6 $ 240.3 Pro Forma* 3/31/05 12.8% 23.6% Notes: * Pro Forma for share repurchase financing

Investment Highlights Attractive industry dynamics Return on equity focused culture Flexible operating model with multiple distribution channels Strong retail branding Metrics-driven, best practices operations Acquisitions add to growth potential

Appendix: Reconciliation of Pro Forma to Actual As of 3/31/05 Notes payable - actual Add: New debt Notes payable - pro forma (in millions) $ 30.9 25.8 $ 56.7 As of 3/31/05 Total shareholders' equity - actual Less: Share repurchase Total Shareholders' equity - pro forma (in millions) $ 211.6 (28.0) $ 183.6 Notes Payable Total Shareholders' Equity As of 3/31/05 Total capitalization - actual Less: Changes in capital Total capitalization - pro forma (in millions) Total Capitalization $ 242.5 (2.2) $ 240.3 This reconciliation is available on the Company's website at www.affirmativeholdings.com